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                           UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 18, 2005
       -----------------------------------------------
                          EACO CORPORATION
     ------------------------------------------------------
(Exact name of registrant as specified in its charter)

                              Florida
                          -----------------
          (State or Other Jurisdiction of Incorporation)

       0-14311                         59-2597349
(Commission File Number)    (IRS Employer Identification No.)

        2113 Florida Blvd., Neptune Beach,  FL 32266
------------------------------------------------------------------
    (Address of principal executive offices and zip code)

                        (904) 249-4197
        --------------------------------------------------
       (Registrant's telephone number, including area code)

    ----------------------------------------------------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Event

On May 18, 2005, the Registrant announced that the original deadline, of May 31, 2005, to close the previously announced sale of all of the Registrant's operating restaurants pursuant to an Asset Purchase Agreement executed with Banner Buffets LLC has been extended to June 30, 2005.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit No.     Description
99.1            Press Release dated May 18, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EACO CORPORATION



Dated: May 20, 2005           By:/s/ Edward B.  Alexander
                              Name: Edward B. Alexander
                              Title: President

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Exhibit Index

Exhibit No.     Description
99.1            Press Release dated May 18, 2005


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Exhibit 99.1

EACO CORPORATION                      NEWS RELEASE
                                      EACO CORPORATION
                                      2113 FLORIDA BOULEVARD
                                      NEPTUNE BEACH, FLORIDA 32266
                                      (904) 249-4197
                                      FAX:  (904) 249-1466


                                      FOR IMMEDIATE RELEASE

Contact:
     Stephen Travis
     Director of Finance
     (904) 249-4197

               EACO CORPORATION EXTENDS DEADLINE
                   TO CLOSE RESTAURANT SALE

NEPTUNE BEACH, FLORIDA - EACO Corporation (OTCBB:EACO) announced today that the deadline to close the previously announced sale of all of its operating restaurants has been extended to June 30, 2005. Under its Asset Purchase Agreement with Banner Buffets LLC, the deadline had been May 31, 2005.

Sovereign Investment Company, a company with experience in financing restaurant sales, has entered into a Purchase Agreement with Banner Buffets that will provide sufficient funding for Banner Buffets to acquire the EACO restaurants for the previously announced price. Under the Purchase Agreement, Sovereign will acquire title to the restaurants and then lease them back to Banner Buffets.

The Purchase Agreement contains a number of contingencies that need to be eliminated before the restaurant sale can close. The parties believe that the extension of the closing deadline from May 31 to June 30 should be sufficient for that purpose.

When certain of the contingencies have been eliminated, EACO plans on mailing an Information Statement to all of its shareholders describing the transaction and their rights. In order to save expenses, there will be no shareholder meeting to approve the transaction and no solicitation of proxies. EACO's majority shareholders will approve the transaction which is sufficient authorization under Florida law.

This press release includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include the Company's expectations regarding the potential closing of the sale of its operating restaurants.

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In particular, although the Company believes that its expectations are reasonable, the Company cautions readers that expectations concerning the elimination of contingencies and the closing of the restaurant sale are subject to risks and uncertainties that may be beyond the Company's ability to control. Accordingly, the Company gives no assurances that contingencies will be eliminated or that the restaurant sale will close.

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